UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 6, 2011

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 6, 2011, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for the fourth quarter and fiscal year ended December 31, 2010.

ITEM 7.01         REGULATION FD DISCLOSURE

The Company will hold a conference call today regarding its results of operations for the fourth quarter and fiscal year ended December 31, 2010.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

FORWARD-LOOKING STATEMENTS:  Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the federal securities laws.  Statements regarding future events and developments and the future performance of the Company, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws.  These forward-looking statements are subject to a number of risks and uncertainties.  These risks and uncertainties include, but are not limited to, the following: a change in the demand for coal by electric utility customers, as well as the perceived benefits of alternative sources of energy; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; our dependency on one railroad for transportation of a large percentage of our products; failure to exploit additional coal reserves; the risk that reserve estimates and pension and post-retirement benefit liabilities are inaccurate; failure to diversify our operations; increased capital expenditures; encountering difficult mining conditions; inherent complexities associated with mining in Central Appalachia including special dangers and risks of underground mining; increased costs of complying with mine health and safety regulations; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; the effects of litigation, regulation, permits and competition; lack of availability of financing sources; our compliance with debt covenants; the risk that we are unable to successfully integrate acquired assets into our business; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).  The Company’s management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements.  These statements are based on current expectations and speak only as of the date of such statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated March 6, 2011 regarding fourth quarter earnings

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY (Registrant) By: /s/ Samuel M. Hopkins II Samuel M. Hopkins II Vice President and Chief Accounting Officer

Date:  March 7, 2011

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